UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 23, 2025

KARMAN HOLDINGS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-42520	85-2660232
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5351 Argosy Avenue, Huntington Beach, CA 92649

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (714) 898-9951

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	KRMN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Underwriting Agreement

On July 23, 2025, Karman Holdings Inc. (the “Company”) priced the underwritten public offering (the “Offering”) of its common stock, par value $0.001 per share (the “Common Stock”), at a public offering price of $49.00 per share (the “Offering Price”), pursuant to the Company’s registration statement on Form S-1 (File No. 333-288809), as amended (the “Registration Statement”). On July 23, 2025, in connection with the pricing of the Offering, the Company, the persons named in Schedule II thereto (the “Selling Stockholders”) and Citigroup Global Markets Inc. and Evercore Group L.L.C., as representatives of the several underwriters listed on Schedule I thereto (the “Underwriters”), entered into an underwriting agreement (the “Underwriting Agreement”), pursuant to which the Selling Stockholders agreed to sell 21,000,000 shares of their Common Stock, in each case at the Offering Price, less underwriting discounts and commissions. The Underwriters were granted a 30-day option to purchase up to an additional 3,150,000 shares of Common Stock from a certain Selling Stockholder, which was fully exercised on July 24, 2025. The Offering and the shares were delivered on July 25, 2025.

Under the terms of the Underwriting Agreement, the Company has agreed, subject to certain exceptions, not to offer, sell, contract to sell, pledge, or otherwise dispose of any shares of Common Stock or other securities convertible into or exercisable or exchangeable for shares of Common Stock during the 90 day period commencing from July 23, 2025, without the prior written consent of the Underwriters. The Company and the Selling Stockholders made certain customary representations, warranties and covenants and agreed to indemnify the Underwriters against (or contribute to the payment of) certain liabilities, including liabilities under the Securities Act of 1933, as amended.

The foregoing description of the Underwriting Agreement is not complete and is subject to and qualified in its entirety by reference to the complete text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events.

On July 24, 2025, the Company issued a press release announcing the pricing of the Offering, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of July 23, 2025, by and among the Company, the Selling Stockholders and Citigroup Global Markets Inc. and Evercore Group L.L.C., as representatives for the underwriters named therein.

99.1	Press Release of the Company, dated July 24, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KARMAN HOLDINGS INC.

By:	/s/ Mike Willis
Name:	Mike Willis
Title:	Chief Financial Officer

Date: July 25, 2025